AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                   PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                               STATEN ISLAND, NY
                                   PERMIT NO.
                                      169
                                                                   SBWSEMI 04/01

             -------------------------------------------------------------------
                                                     SALOMON BROTHERS
                                                     WORLDWIDE INCOME FUND INC

                                                   SEMI-ANNUAL REPORT
                                                   April 30, 2001

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

May 25, 2001

Dear Shareholders:

We are pleased to provide you this semi-annual report for the Salomon Brothers Worldwide Income Fund Inc. (the "Fund") for the six-month period ended April 30, 2001. Included in this report is an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and the U.S. high-yield market, an unaudited listing of the Fund's investments as of April 30, 2001 and unaudited financial statements for the six month period ended April 30, 2001.

During the period, the net asset value ("NAV")(1) of the Fund decreased from $12.96 per share at October 31, 2000 to $12.57 per share at April 30, 2001. In addition, income dividends of $1.06 per share were paid during this period. Assuming reinvestments of these dividends in additional shares of the Fund, the total rate of return based on the NAV for the six-month time frame was 5.29%. The Fund's performance was the result of several factors, which we highlight below.

EMERGING MARKETS DEBT

Emerging markets debt returned 5.53% for the semi-annual period ended April 30th, 2001, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (the "EMBI+").(2) Performance was good throughout the period as 10 out of 16 countries outperformed the EMBI+. The market's positive tone was slightly dampened by Turkey's banking crisis. Turkey returned a negative 5.93% for the period, as measured by the EMBI+, and was the worst EMBI+ performer. Despite this, technicals remained strong, helping the asset class outperform most financial assets, especially U.S. and European high yield and global equities for the period.

At the beginning of the reporting period, the U.S. Federal Reserve's (the "Fed's") inflationary bias in effect through November drove overnight rates to 6.50%. In December, the market received a boost as the Fed changed its U.S. economy focus from inflation to a slowdown and commenced easing rates: 100 basis points(3) in January, and an additional 100 basis points over March and April, bringing overnight rates to 4.50%. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably. We feel the reduction in U.S. rates may provide a boost to Latin America, as many investors may turn to international issuers to obtain a higher yield. Nevertheless, this potential positive development could be stalled if the U.S. economy continues to slow.
---------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.
3 A basis point is 0.01% or one-hundredth of a percent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC to remain at high levels. Fiscal balances and monetary reserves improved substantially as high oil prices contributed to overall credit quality of oil producing countries, namely, Russia, Venezuela, Algeria, Colombia and Mexico. Prices fluctuated during the period, ranging from a low of $24.50 to a high of $30.48. Oil prices closed the period at $28.46. In our opinion, stable or slightly weaker oil prices will be a modest benefit for oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Volatility for emerging markets debt remained substantially below historical levels. Twelve-month volatility, as measured by standard deviation of returns, ending April 30th, 2001 was 9.50%. However, the combination of the Turkish and Argentine financial and political crises in the first quarter registered an upward movement in volatility levels. We believe this will normalize as the year progresses.

Individual country performance was generally good with more than half of the countries in the EMBI+ outperforming the EMBI+ return of 5.53%. Among the highlights, Russia generated a 13.17% return, as measured by the EMBI+, supported primarily by sustained oil prices. Russian credit quality continues to improve as the country's reserves now exceed $30 billion. Russia's attractiveness to investors also improved when the government decided to pay its Paris Club(4) debts in January and February and assured that it would meet all of its remaining 2001 Paris Club obligations on time. Finally, the period ended positively as the government and the IMF(5) made progress on structural reform objectives for 2001, which include tax reform, the introduction of a customs regime acceptable to the WTO(6), the reduction and streamlining of regulatory procedures, and an improvement in accounting standards.

Venezuela returned 8.25% for the period, as measured by the EMBI+. Oil price strength also continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement since one year earlier levels. Venezuela's level of international reserves provides a clear measure of the positive impact that rising oil prices have had on the country's credit quality. The approximately $23 billion of international reserves exceed the stock of external debt. We maintained our overweight position in Venezuelan debt instruments.

Mexico returned 6.83% for the period, as measured by the EMBI+. Mexican debt benefited as investors sought to reduce risk in their portfolios by selling the more volatile Argentine debt in exchange for investment-grade Mexican debt. We recently added to our Mexican debt positions.

---------------

4 The Paris Club is an informal group of sovereign lenders who have extended credit to sovereign governments.
5 The IMF (International Monetary Fund) is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
6 The WTO (World Trade Organization) is a group of 141 countries that deal with the global rules of trade between nations, seeking to ensure that trade flows as smoothly, predictably and freely as possible.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

Brazil underperformed the benchmark for the period, returning 3.95%, as measured by the EMBI+. A severe drought resulted in a sharp reduction in hydroelectric power generation. The government instituted a series of conservation measures, to help reduce the impact of the crisis. Nonetheless, the energy shortfall may reduce 2001 GDP(7) growth by 1.0% to 1.5%. The spike in volatility in international financial markets, combined with concerns regarding a weakening Brazilian real, impacted the economy and led the Central Bank to raise the Selic, the overnight lending rate, by 100 basis points in March and April to 16.25%. On a spread duration(8) basis, we maintained our neutral stance to the EMBI+ in Brazil.

Argentina returned negative 0.76% for the period, as measured by the EMBI+, as it continued to struggle with a weak economy. In our opinion, Argentina must restore economic growth to effectively manage its large debt service obligations. The government is attempting to supplement its IMF funding package with a large debt exchange to reassure markets. After a series of false starts in March, the government installed an effective economic team led by Domingo Cavallo. Cavallo, a Harvard-trained economist, won an international reputation for helping Argentina defeat hyperinflation in the early 1990's. The market reacted positively to the appointment, but the rating agencies downgraded Argentina's debt rating twice, from B1/BB- to B3/B. President de la Rua fired Pedro Pou as Central Bank head and named Roque Maccarone as his successor. We continued to remain heavily underweight Argentine debt.

Turkey was the worst performer in the EMBI+ for the period, returning negative 5.93%. The November banking crisis became a full-scale balance of payments crisis for Turkey. Turkey floated the lira in response to persistent flows out of the currency. Weakness in the banking system, combined with political disagreements between the President and the Prime Minister contributed to the severity of the crisis. The IMF continued with its financial assistance program to Turkey and this past February granted the Treasury a further $1.4 billion injection to restore confidence in the banking sector. In April, the IMF re-affirmed its commitment to Turkey and granted the country an additional $10 billion financing package. The market reacted positively, and in April, Turkey was the best monthly performer in the EMBI+. Nonetheless, we believe the potential for negative political surprises remains high. We will continue to monitor developments in Turkey, but maintained our zero weighting to this country.

The market closed the period with spreads(9) at 787 basis points over Treasuries. Emerging debt markets have come under pressure with the developed world's economic slowdown, the poor performance of the equity markets and the financial woes of Turkey and Argentina. Although we reduced our exposure to market risk over the past few months, we continued to remain fully invested in a diversified portfolio of emerging markets debt securities.

---------------
7 GDP (Gross Domestic Product) is the total market value of all final goods and services produced within a country in 1 year.
8 Spread duration is the sensitivity of a bond's price to movements in dollar credit spreads. The spread duration of a bond is the percentage change in price for a 100 basis points change in the bond, all else remaining constant.
9 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

U.S. HIGH YIELD DEBT

The U.S. high yield market returned 2.27% for the period, as measured by the Salomon Smith Barney High Yield Market Index (the "SSB High Yield Market Index.")(10) As investors weighed the negative aspects of earnings warnings and a weaker economy against the positive effects of lower interest rates, the U.S. high yield market experienced continued volatility. In November 2000, the high yield market posted negative returns. Economic data pointing to a weakening economy and downward earnings revisions increased concerns regarding sustainable economic growth and corporate profitability. Additionally, poor returns in November were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry.

In December 2000, the high yield market enjoyed a modest rally. Well-received comments from Alan Greenspan, expressing a shift in concern towards the slowing economy and away from potential inflation, sparked hope of interest rate cuts in the first quarter of 2001. The new calendar year began on a positive note; the much-anticipated interest rate cuts materialized in January with a 100 basis point reduction of the federal funds rate. The improved market sentiment and renewed retail demand, which drove mutual fund inflows of $2.1 billion for the period, pushed the market higher for the first two months of the year. However, despite interest rate cuts of 50 basis points each in March and April, further earnings warnings in the technology and telecommunications sectors drove the market down in both months.

According to the SSB High Yield Market Index, the average market yield at April 30, 2001 was 12.13%, down from 13.44% at October 31, 2000. Spreads, which were 711 basis points at April 30, 2001, tightened 52 basis points from 763 basis points at October 31, 2000.

While current valuations appear attractive, we expect the high yield market will continue to experience volatility in the near-term. We anticipate the longer-term positive effects of any Federal Reserve interest rate cuts and lower long-term interest rates may be offset by several factors in the short run, including: (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) equity market volatility. In light of these conditions, we plan to continue to pursue a conservative investment strategy geared to accumulating BB-rated credits in non-cyclical industries.

---------------

10 The Salomon Smith Barney High Yield Market Index ("SSB High Yield Market
   Index") is a broad-based unmanaged index of high-yield securities.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Fund's stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City.)

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


/s/ HEATH B. MCLENDON                                        /s/ PETER J. WILBY
HEATH B. MCLENDON                                            PETER J. WILBY
Chairman and President                                       Executive Vice President

/s/ JAMES E. CRAIGE                                          /s/ BETH A. SEMMEL
JAMES E. CRAIGE                                              BETH A. SEMMEL
Executive Vice President                                     Executive Vice President

Please note, the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to the appropriate pages of this report for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

April 30, 2001

                         PRINCIPAL
                         AMOUNT(+)                           SOVEREIGN BONDS(a) -- 92.5%                           VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             ARGENTINA -- 9.6%
                                             Republic of Argentina:
ARS                        2,950,000           8.750%, due 7/10/02.......................................       $  2,456,796
                           3,000,000           14.100% due 11/30/02(b)...................................          2,745,000
                           6,300,000           13.969% due 4/10/05(b)....................................          5,670,000
                             475,000           12.125% due 2/25/19.......................................            396,625
ARS                        1,405,041           BOCON, Pro 1, 2.670% due 4/1/07(b)........................            735,068
                             480,000           FRB, Series L, 5.5625% due 3/31/05(b).....................            392,280
                           7,800,000           Zero coupon due 10/15/03..................................          5,733,000
                                                                                                                ------------
                                                                                                                  18,128,769
                                                                                                                ------------
                                             BRAZIL -- 20.8%
                                             Federal Republic of Brazil:
                           7,500,000           8.875% due 4/15/24........................................          5,047,500
                           9,385,000           12.250% due 3/6/30........................................          8,118,025
                          20,851,000           11.000% due 8/17/40.......................................         15,851,973
                           9,235,575           C Bond, 8.000% due 4/15/14................................          6,961,315
                           4,780,000           Par Bond, Series Z-L, 6.000% due 4/15/24(b)...............          3,133,887
                                                                                                                ------------
                                                                                                                  39,112,700
                                                                                                                ------------
                                             BULGARIA -- 5.5%
                                             Republic of Bulgaria:
                             650,000           Discount Bond, Series A, 6.3125% due 7/28/24(b)...........            479,375
                          13,000,000           FLIRB, Series A, 3.000% due 7/28/12(b)....................          9,912,500
                                                                                                                ------------
                                                                                                                  10,391,875
                                                                                                                ------------
                                             COLOMBIA -- 2.2%
                                             Republic of Colombia:
                           1,509,000           11.772% due 8/13/05(b)....................................          1,497,682
                           1,650,000           8.700% due 2/15/16........................................          1,229,250
                           1,600,000           11.750% due 2/25/20.......................................          1,453,200
                                                                                                                ------------
                                                                                                                   4,180,132
                                                                                                                ------------
                                             COSTA RICA -- 1.4%
                                             Costa Rica:
                             850,000           9.995% due 8/1/20(c)......................................            911,625
                           1,900,000           Principal Bond, Series B, 6.250% due 5/21/15..............          1,748,000
                                                                                                                ------------
                                                                                                                   2,659,625
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2001


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(a) (CONTINUED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             CROATIA -- 0.0%
                              14,685         Republic of Croatia, Series A, 6.250% due 7/31/10(b)........       $     14,172
                                                                                                                ------------
                                             ECUADOR -- 1.9%
                                             Republic of Ecuador:
                           1,001,000           12.000% due 11/15/12......................................            620,620
                           2,875,000           4.000% due 8/15/30(b).....................................          1,114,063
                           4,741,000           4.000% due 8/15/30(b)(c)..................................          1,837,137
                                                                                                                ------------
                                                                                                                   3,571,820
                                                                                                                ------------
                                             IVORY COAST -- 0.7%
                           8,550,000         Ivory Coast, FLIRB, due 3/31/18(d)(e).......................          1,277,156
                                                                                                                ------------
                                             JAMAICA -- 1.3%
                                             Government of Jamaica:
                             700,000           10.875% due 6/10/05.......................................            708,330
                           1,650,000           12.750% due 9/1/07(c).....................................          1,777,875
                                                                                                                ------------
                                                                                                                   2,486,205
                                                                                                                ------------

                                             MEXICO -- 5.5%
                                             United Mexican States:
                             475,000           8.125% due 12/30/19.......................................            432,012
                           4,825,000           Discount Bond, Series D, 7.4475% due 12/31/19(b)..........          4,613,906
                           2,500,000           Par Bond, Series A, 6.250% due 12/31/19...................          2,179,688
                           3,500,000           Par Bond, Series B, 6.250% due 12/31/19...................          3,051,563
                                                                                                                ------------
                                                                                                                  10,277,169
                                                                                                                ------------
                                             PANAMA -- 4.1%
                                             Republic of Panama:
                           8,750,000           IRB, 4.500% due 7/17/14(b)................................          7,546,875
                              98,446           PDI Bond, 6.4375% due 7/17/16(b)(f).......................             78,942
                                                                                                                ------------
                                                                                                                   7,625,817
                                                                                                                ------------
                                             PERU -- 4.4%
                          13,575,000         Republic of Peru, PDI Bond, 4.500% due 3/07/17(b)...........          8,314,687
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2001


                         PRINCIPAL
                         AMOUNT(+)                          SOVEREIGN BONDS(a) (CONCLUDED)                         VALUE
----------------------------------------------------------------------------------------------------------------------------

                                             PHILIPPINES -- 4.2%
                                             Republic of Philippines:
                           2,568,000           9.500% due 10/21/24.......................................       $  2,458,860
                           3,600,000           DCB, Series 92-B, 7.500% due 12/1/09(b)...................          3,141,000
                           2,500,000           FLIRB, Series B, 7.500% due 6/1/08(b).....................          2,225,000
                                                                                                                ------------
                                                                                                                   7,824,860
                                                                                                                ------------
                                             POLAND -- 2.1%
                           4,111,000         Republic of Poland, PDI Bond, 6.000% due 10/27/14(b)........          4,036,488
                                                                                                                ------------
                                             RUSSIA -- 9.5%
                                             Russia:
                          10,250,000           10.000% due 6/26/07.......................................          8,238,437
                          13,426,576           8.25% due 3/31/10.........................................          9,275,750
                              25,000           12.750% due 6/24/28.......................................             22,463
                             661,250           5.000% due 3/31/30(b)(c)..................................            277,824
                                                                                                                ------------
                                                                                                                  17,814,474
                                                                                                                ------------
                                             SOUTH KOREA -- 0.0%
                              50,000         Korea Development Bank, 7.625% due 10/1/02..................             51,261
                                                                                                                ------------
                                             URUGUAY -- 0.8%
                           1,578,947         Uruguay, DCB, Series B, 7.125% due 2/19/07(b)...............          1,531,579
                                                                                                                ------------
                                             VENEZUELA -- 18.5%
                                             Republic of Venezuela:
                           3,725,000           13.625% due 8/15/18.......................................          3,652,363
                           4,355,000           9.250% due 9/15/27........................................          3,019,104
                             764,662           DCB, 7.875% due 12/18/07(b)...............................            649,006
                           7,500,000           Discount Bond, Series W-A, 7.5625% due 3/31/20(b).........          5,550,000
                           4,000,000           Discount Bond, Series W-B, 7.5625% due 3/31/20(b).........          2,960,000
                           1,911,822           NMB, Series A, 7.500% due 12/18/05(b).....................          1,625,049
                          22,975,000           Par Bond, Series A, 6.750% due 3/31/20....................         17,202,531
                                                                                                                ------------
                                                                                                                  34,658,053
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (Cost $175,930,006)...................        173,956,842
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

April 30, 2001

                            PRINCIPAL
                            AMOUNT(+)                            LOAN PARTICIPATIONS(g) -- 5.2%                         VALUE
---------------------------------------------------------------------------------------------------------------------------------
Yen                           315,000,000         The People's Democratic Republic of Algeria Tranche 3,
                                                    1.125% due 3/4/10 (Chase Manhattan)(b)....................       $  1,835,323
                                3,038,461         The People's Democratic Republic of Algeria Tranche 1,
                                                    5.8125% due 9/4/06 (Chase Manhattan)(b)...................          2,643,463
                                6,300,000         The People's Democratic Republic of Algeria Tranche 3,
                                                    5.8125% due 3/4/10 (Chase Manhattan)(b)...................          5,103,000
                                  294,115         Kingdom of Morrocco, Tranche B, 7.5625% due 1/1/04 (Morgan
                                                    Stanley Emerging Markets Inc.)(b).........................            270,585
                                                                                                                     ------------

                                                  TOTAL LOAN PARTICIPATIONS (cost $9,783,448).................          9,852,371
                                                                                                                     ------------
                                                  CORPORATE BONDS -- 1.7%
---------------------------------------------------------------------------------------------------------------------------------
                                                  Brazil:
                                3,000,000           Tjiwi Kimia International Finance Company B.V., 10.000%
                                                      due 8/1/04..............................................            375,000
                                                  Singapore:
                                2,000,000           APP China Group, 14.000% due 3/15/10......................            225,000
                                                  United States:
                                4,825,159           Jordan Industries, Inc., Zero Coupon until 4/1/02 (11.750%
                                                    thereafter) due 4/1/09....................................          2,533,208
                                                                                                                     ------------

                                                  TOTAL CORPORATE BONDS (cost $8,999,110).....................          3,133,208
                                                                                                                     ------------
                                                  WARRANTS AND RIGHTS -- 0.2%
---------------------------------------------------------------------------------------------------------------------------------
                           2,000 Warrants         APP China Group(Exercisable into 12.914 shares of Asia Pulp
                                                    & Paper at an exercise price of $7.8375 per share)........                200
                        35,078,000 Rights         Mexican Rights..............................................            413,920
                                                                                                                     ------------

                                                  TOTAL WARRANTS AND RIGHTS (cost 360,000)....................            414,120
                                                                                                                     ------------
                                                  REPURCHASE AGREEMENT -- 0.4%
---------------------------------------------------------------------------------------------------------------------------------
                                  715,000         Warburg Dillon Read LLC., 4.530% due 5/1/01; Proceeds at
                                                    maturity $715,090; (Fully collateralized by U.S. Treasury
                                                    Bonds, 7.125% due 2/15/23; Market Value -- $730,426) (Cost
                                                    $715,000).................................................            715,000
                                                                                                                     ------------

                                                  TOTAL INVESTMENTS -- 100% (cost $195,787,564*)..............       $188,071,541
                                                                                                                     ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (concluded)

April 30, 2001

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 2001:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................    238,000,000      US$2,016,949    US$1,936,140    6/13/01        80,809

 (*) Aggregate cost for federal income tax purposes is substantially the same.

 (+) Principal amount denominated in U.S. Dollar unless otherwise indicated.

 (a) All or a portion of these securities are segregated as collateral pursuant to a loan agreement.

 (b) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (d) Security is currently in default

 (e) Non-income producing security

 (f) Payment-in-kind security for which part of the income earned may be capitalized as additional principal.

 (g) Participation interests were acquired through the financial institutions indicated parenthetically.


   C BOND  --   Capitalization Bond.

      DCB  --   Debt Conversion Bond.

    FLIRB  --   Front Loaded Interest Reduction Bond.

      FRB  --   Floating Rate Bond.

      IRB  --   Interest Reduction Bond.

      NMB  --   New Money Bond.

      PDI  --   Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)

April 30, 2001

ASSETS
Investments, at value (cost -- $195,787,559)................  $188,071,541
Cash........................................................           325
Receivable for investments sold.............................    30,737,068
Interest receivable.........................................     3,437,624
Net unrealized appreciation on forward foreign currency
  contracts.................................................        80,809
                                                              ------------
        Total assets........................................   222,327,367
                                                              ------------
LIABILITIES
Loan payable (Note 5).......................................    60,000,000
Accrued interest expense on loan (Note 5)...................       957,664
Payable for investments purchased...........................       497,786
Accrued management fee......................................       120,057
Accrued administration fee..................................        36,211
Foreign currency payable to bank(+).........................         6,722
Accrued expenses............................................       103,718
                                                              ------------
        Total liabilities...................................    61,722,158
                                                              ------------
        Total Net Assets....................................  $160,605,209
                                                              ============
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,773,537 shares outstanding)............................        12,773
Additional paid-in capital..................................   177,943,839
Undistributed net investment income.........................       151,629
Accumulated net realized loss on investments................    (9,866,863)
Net unrealized depreciation on investments and foreign
  currencies................................................    (7,636,169)
                                                              ------------
        Total Net Assets....................................  $160,605,209
                                                              ============
NET ASSET VALUE PER SHARE ($160,605,209/12,773,537
  SHARES)...................................................  $      12.57
                                                              ============

---------------
(+) Foreign currency at cost is $6,520.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended April 30, 2001

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $13,124,028
    EXPENSES
        Interest on loan....................................  $ 2,570,476
        Management fee......................................      735,983
        Administration fee..................................      122,660
        Custody fee.........................................       58,916
        Accounting fee......................................       31,650
        Audit & Tax fees....................................       28,683
        Printing and Mailing fees...........................       24,726
        Transfer Agent fees.................................       18,100
        Directors' fees & expenses..........................       16,290
        Legal fee...........................................       14,876
        Registration fees...................................       12,031
        Other...............................................        5,057
                                                              -----------
        Total expenses......................................                  3,639,448
                                                                            -----------
    Net Investment Income...................................                  9,484,580
                                                                            -----------
NET REALIZED GAIN ON:
        Investments.........................................    4,398,888
        Foreign Currency Transactions.......................      359,251     4,758,139
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   (5,599,449)
        Translation of Foreign Denominated Assets and
        Liabilities.........................................     (112,525)   (5,711,974)
                                                              -----------   -----------
Net Realized Gain and Change in Net Unrealized
  Appreciation..............................................                   (953,835)
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                $ 8,530,745
                                                                            ===========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

For the Six Months Ended April 30, 2001 (unaudited)

and the Year Ended October 31, 2000

                                                                   2001           2000
------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...................................   $  9,484,580   $ 22,620,084
    Net realized gain on investments........................      4,758,139     19,239,387
    Change in net unrealized appreciation (depreciation)....     (5,711,974)    (5,322,621)
                                                               ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................      8,530,745     36,536,850
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (13,523,896)   (21,261,199)
                                                               ------------   ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS...    (13,523,896)   (21,261,199)
                                                               ------------   ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (10,957 shares issued)................................        139,048             --
                                                               ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................     (4,854,103)    15,275,651
                                                               ------------   ------------
NET ASSETS
    Beginning of period.....................................    165,459,312    150,183,661
                                                               ------------   ------------
    END OF PERIOD*..........................................   $160,605,209   $165,459,312
                                                               ============   ============
*Includes undistributed net investment income of:...........   $    151,629   $  3,831,694
                                                               ============   ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS  (unaudited)

For the Six Months Ended April 30, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments............      (218,275,890)
    Proceeds from disposition of long-term portfolio
     investments and principal paydowns.....................       223,962,322
    Net sale of short-term portfolio investments............            53,000
                                                                 -------------
                                                                     5,739,432
    Net investment income...................................         9,484,580
    Accretion of discount on investments....................        (2,600,741)
    Interest on payment-in-kind bonds.......................           (79,932)
    Net change in receivables/payables related to
     operations.............................................           835,251
                                                                 -------------
    NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.........        13,378,590
                                                                 -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Cash dividends paid.....................................       (13,523,896)
    Proceeds from reinvestment of dividends.................           139,048
                                                                 -------------
    NET CASH CLOWS USED BY FINANCING ACTIVITIES.............       (13,384,848)
                                                                 -------------
NET DECREASE IN CASH........................................            (6,258)
Payable to Bank, Beginning of Period........................              (139)
                                                                 -------------
PAYABLE TO BANK, END OF PERIOD..............................            (6,397)
                                                                 =============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the six months ended April 30, 2001, the Fund paid interest expense of $2,685,058.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed income securities.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this accounting principle will not be material to the financial statements.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At April 30, 2001, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2001 aggregated $212,406,858 and $233,221,266, respectively.

The federal income tax basis of the Fund's investments at April 30, 2001 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $7,716,018 (gross unrealized appreciation -- $5,178,798; gross unrealized depreciation -- $12,894,816).

During the six months ended April 30, 2001, permanent book/tax differences of $359,251 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

The Fund has a capital loss carry forward as of October 31, 2000 of $14,022,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOAN

The Fund has outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate is 8.450% and the maturity date is May 21, 2001. The collateral for the loan was valued at $187,308,335 on April 30, 2001 and is being held in a segregated account by the Fund's custodian. The loan was renewed on May 21, 2001 with an interest rate of 5.780% and a maturity date of November 21, 2001.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at April 30, 2001 was $9,852,371.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At April 30, 2001, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of April 30, 2001, the Fund has outstanding contracts to sell 238,000,000 Japanese Yen for US$ 2,016,949 for a scheduled settlement of June 13, 2001.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. DIVIDENDS SUBSEQUENT TO APRIL 30, 2001

The Board of Directors of the Fund declared common stock dividends of $.11875 per share for the months of May, June, July and August 2001, payable on May 25, June 29, July 27 and August 31, 2001 to shareholders of record on May 15, June 12, July 17, and August 14, 2001, respectively.

NOTE 11. ANNUAL SHAREHOLDERS MEETING

On February 22, 2001 the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

1. The election of Daniel P. Cronin and Riordan Roett as directors of the Fund; and

2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended October 31, 2001.

                                                        % OF SHARES     VOTES     % OF SHARES
           NAME OF DIRECTORS              VOTES FOR        VOTED       AGAINST       VOTED
---------------------------------------------------------------------------------------------
Daniel P. Cronin........................  11,892,752       98.7%       156,131        1.3%
Riordan Roett...........................  11,891,488       98.7%       157,395        1.3%
---------------------------------------------------------------------------------------------

The results of the vote on Proposal 2 were as follows:

            % OF SHARES    VOTES    % OF SHARES      VOTES     % OF SHARES
VOTES FOR      VOTED      AGAINST      VOTED       ABSTAINED    ABSTAINED
---------------------------------------------------------------------------
11,921,966     98.9%      37.562        0.3%        89,355         0.8%
---------------------------------------------------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:

                                          SIX
                                        MONTHS        YEAR          YEAR          YEAR          YEAR          YEAR
                                         ENDED        ENDED         ENDED         ENDED         ENDED         ENDED
                                       APRIL 30,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                        2001(1)       2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..............................  $  12.96     $  11.77      $   9.70      $  15.65      $  15.25      $  10.71
                                       --------     --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................      0.77         1.78          1.74          1.87          1.59          1.99
Net realized and unrealized gain
 (loss) on investments...............     (0.10)        1.08          2.15         (5.16)          .30          3.98
                                       --------     --------      --------      --------      --------
   Total from investment
     operations......................      0.67         2.86          3.89         (3.29)         1.89          5.97
                                       --------     --------      --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income...........     (1.06)       (1.67)        (1.82)        (1.66)        (1.49)        (1.43)
From net realized gains..............        --           --            --         (1.00)           --            --
                                       --------     --------      --------      --------      --------
   Total dividends and
     distributions...................     (1.06)       (1.67)        (1.82)        (2.66)        (1.49)        (1.43)
                                       --------     --------      --------      --------      --------      --------
Net asset value, end of period.......  $  12.57     $  12.96      $  11.77      $   9.70      $  15.65      $  15.25
                                       ========     ========      ========      ========      ========      ========
Market price per share, end of
 period..............................  $  13.24     $  11.50      $11.0625      $ 10.875      $13.8125      $  14.00
                                       ========     ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN(a)...........    25.38%       20.06%        20.49%         4.83%         8.93%        37.34%
RATIOS TO AVERAGE NET ASSETS:
   Total expenses, including interest
     expense.........................    4.46%+        4.34%         4.22%         3.48%         3.24%         3.91%
   Total expenses, excluding interest
     expense (operating expenses)....    1.31%+        1.24%         1.36%         1.32%         1.36%         1.44%
   Net investment income.............   11.62%+       13.65%        16.06%        13.35%         9.52%        15.25%
SUPPLEMENTAL DATA:
   Net assets, end of period (000)...  $160,605     $165,459      $150,184      $122,877      $198,140      $193,014
   Average net assets (000)..........  $164,631     $165,290      $137,389      $177,337      $211,806      $165,059
   Portfolio turnover rate...........      101%         119%           80%          122%          175%           97%
   Asset coverage for Loan
     outstanding.....................      368%         376%          350%          305%          430%          422%
   Weighted average bank loan
     (000)...........................  $ 60,000     $ 60,000      $ 60,000      $ 60,000      $ 60,000      $ 60,000
   Weighted average interest rate on
     bank loan.......................    8.52%+        8.44%         6.45%         6.40%         6.62%         6.80%

--------------------------------------------------------------------------------

(1)  Unaudited
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.
(+)  Annualized


                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                       NET REALIZED AND
                                                                     CHANGE IN UNREALIZED          NET INCREASE
                                                                       GAINS (LOSSES) ON         (DECREASE) IN NET
                                               NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                   INCOME             FOREIGN CURRENCIES            OPERATIONS
                                            ---------------------   -----------------------   -----------------------
                                 TOTAL                     PER                       PER                       PER
      QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
---------------------------------------------------------------------------------------------------------------------
November 1, 1996
 to January 31, 1997.........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997...........   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997.........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998.........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998...........   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998.........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)
November 1, 1998
 to January 31, 1999.........   7,463,852    6,159,112     .484        4,274,672      .336      10,433,784       .82
February 1, 1999
 to April 30, 1999...........   7,220,621    5,878,798     .466       24,758,841     1.934      30,637,639      2.40
May 1, 1999
 to July 31, 1999............   6,617,080    4,988,099     .391       (7,538,615)    (.591)     (2,550,516)    (.200)
August 1, 1999
 to October 31, 1999.........   6,556,056    5,034,973     .399        5,920,497      .471      10,955,470      .870
November 1, 1999
 to January 31, 2000.........   6,444,189    4,717,668     .364       11,087,775      .869      15,805,443     1.233
February 1, 2000
 to April 30, 2000...........   6,439,857    4,733,497     .370        6,247,899      .490      10,981,396      .860
May 1, 2000
 to July 31, 2000............   7,125,693    5,178,530     .410        8,308,790      .650      13,487,320     1.060
August 1, 2000
 to October 31, 2000.........   9,808,375    7,990,389     .636      (11,727,698)    (.929)      3,737,309     (.293)
November 1, 2000
 to January 31, 2001.........   6,591,694    4,735,409     .371        9,189,539      .720      13,924,948     1.091
February 1, 2001
 to April 30, 2001...........   6,532,334    4,749,171     .372      (10,143,374)    (.790)      5,394,203     (.418)


                                   DIVIDENDS AND
                                   DISTRIBUTIONS
                               ----------------------       SHARE PRICE
                                               PER      -------------------
      QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
-----------------------------  --------------------------------------------
November 1, 1996
 to January 31, 1997.........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997...........    4,509,110      .356        14       15 1/4
May 1, 1997
 to July 31, 1997............    4,509,104      .356     16 3/16     14 5/8
August 1, 1997
 to October 31, 1997.........    4,509,104      .356     16 3/16    13 9/16
November 1, 1997
 to January 31, 1998.........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998...........    4,509,104      .356    15 11/16   14 11/16
May 1, 1998
 to July 31, 1998............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998.........    4,511,094      .356      14 1/2      7 1/8
November 1, 1998
 to January 31, 1999.........    9,492,434      .752      12 1/4      9 5/8
February 1, 1999
 to April 30, 1999...........    4,533,053      .356        12      10 3/16
May 1, 1999
 to July 31, 1999............    4,538,585      .356    12 13/16     11 5/8
August 1, 1999
 to October 31, 1999.........    4,545,730      .356    11 15/16     10 3/8
November 1, 1999
 to January 31, 2000.........    7,621,191      .597      11 1/2    10 5/16
February 1, 2000
 to April 30, 2000...........    4,546,670      .356    11 11/16   10 11/16
May 1, 2000
 to July 31, 2000............    4,546,670      .356        11       12 3/4
August 1, 2000
 to October 31, 2000.........    4,546,668      .356        11      13 3/16
November 1, 2000
 to January 31, 2001.........    8,976,561      .703      13 1/2    11 5/16
February 1, 2001
 to April 30, 2001...........    4,547,335      .356     13.74     12.70

--------------------------------------------------------------------------------

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF

DIVIDEND REINVESTMENT PLAN   (unaudited) (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director
      Smith Barney Fund
      Management LLC and Travelers
      Investment Advisors, Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

CHRISTINA T. SYDOR

      Secretary

ANTHONY PACE

      Controller

----------------------
SALOMON BROTHERS

WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

--------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
--------------------------------------------------------------------------------
    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Fund shares.
--------------------------------------------------------------------------------